EXHIBIT 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAVE BEEN REDACTED.

Supply and Purchase Agreement

This Agreement is made on October 24th, 2019 by and between

Stevanato Group SPA, an Italian corporation with its registered office at via Molinella 17, 35017 Piombino Dese (PD) Italy, represented by Mr. Franco Stevanato, CEO (hereinafter called “SG”)

And

Nippon Electric Glass Co., Ltd.: a Japanese corporation with its registered office at 7-1, Seiran 2-chome, Otsu, Shiga, Japan, represented by Mr. Akira Kishimoto, Senior Vice President (hereinafter called “NEG”)

WHEREAS, SG desires to buy from NEG certain products hereinafter specified, and

WHEREAS, NEG is willing to sell to SG such products,

NOW THEREFORE, in consideration of undertaking of the parties herein contained, the parties hereto do hereby agree as follows:

Article 1.    Definitions

1)	The term “Products” means neutral glass tubing described in the Appendix 1 of this Agreement.

2)	The term “Individual Contract” means an individual contract to be made between SG and NEG for sale of the Products hereunder.

3)

The term “Affiliates” means any entity which indirectly or directly through stock ownership or through other arrangements either controls, or is controlled by or is under common control with, a Party hereto.

Article 2.    Sales Volumes

1)

NEG shall sell to SG and SG shall purchase from NEG the Products under the terms and conditions stipulated in this Agreement. The volume of the Products for SG to purchase from NEG and for NEG to sell to SG in each year is the following:

•	Minimum and target Volume in Year 2020: [***]

•	Minimum volume in Year 2021: [***] - Target Volume in Year 2021: [***]

•	Minimum volume in Year 2022: [***] - Target Volume in Year 2022: [***]

For purposes of this Agreement, “Year” means Twelve-month period from January 1 until December 31.

2)

SG and NEG shall give high priority to the purchase/supply of the Products hereunder. When SG expects that the total purchase quantity of the Products by SG in each Year will not achieve the target quantity mentioned above or NEG expects that the total available supply quantity of the Products by NEG in each Year will not achieve the target quantity mentioned above, SG or NEG, as the case may be, shall give notice to that effect to the other party. In such case, the parties hereto shall discuss possible countermeasures to such situation.

Article 3.     Individual Contract and prospective Demands

1)

An individual Contract shall consist of an order placed by SG and an acceptance thereof by NEG. By the 20th of each month, SG shall send NEG its confirmed purchasing order with the details (such as PO No., Quantity and estimated arrival date) for the Products to be delivered to SG during the next month. No Individual Contract shall be binding unless and until NEG accepts an order placed by SG. Within ten (10) days after the date of the receipt of an order from SG, NEG shall (i) accept the order and inform SG the date of shipment, (ii) not accept the order or (iii) discuss possible amendments to the order with SG.

2)

By the end of each quarter, SG shall send NEG a six-month non-binding rolling demands forecast stating the purchase quantities by month by each item of the Products covering next two quarters. For purposes of this Agreement, “quarter” means three-month period starting on January 1, April 1, July 1, or October 1 in each year during the term of this Agreement.

3)	NEG shall, upon SG’s written request, inform SG of the type and quantity of the Safety Stock (as defined below) in [***] warehouse.

4)

The Products hereunder may be purchased by SG or any of its Affiliates (there including Nuova OMPI s.r.l., Medical Glass a.s., OMPI North America S. de R.L. de CV., OMPI Pharmaceutical Packing Technology (China) Co., Ltd. and Ompi do Brasil Industria Comercio De Embalagens Farmaceuticas LTDA), from NEG or its Affiliates, Nippon Electric Glass (Malaysia) Sdn. Bhd.. Each SG and NEG shall impose obligations to perform the terms and conditions hereunder on Affiliates above-mentioned and shall be fully responsible for performance of this Agreement by such Affiliates.

Article 4.    Deliveries

1)

Except for what eventually specified in the individual Contract, NEG shall deliver the Products to SG on the basis of CIF Italian Port or CIF Slovenian port (Nuova OMPI Piombino Dese, Medical Glass and Nuova OMPI Latina) or CIF Mexican Port (OMPI North America) or CIF Chinese Port (OMPI Pharmaceutical Packing Technology (China) Co., Ltd.), or CIF Brazilian Port (Ompi do Brasil) and NEG shall take on board the Products within [***] from the date of the acceptance of the order for such Products. The term “CIF” has the meaning given to it under the incoterms 2010 publication.

2)

NEG makes reasonable shipment arrangement taking account of the estimated time of arrival written on a PO (hereinafter “ETA”). For the avoidance of doubt, NEG shall not be liable for any delay of the arrival of the Products from ETA as long as NEG makes such reasonable shipment arrangement and places the Products on board the vessel according to such shipment arrangement. In case NEG can’t be able to place on time the products on board of the selected vessel, NEG shall use its commercially reasonable efforts to ensure that the Products are received by SG as per the communicated order confirmations, including arranging expedite deliveries (e.g. air shipment) [***].

3)

NEG shall send the latest delivery list for covering all of orders basically every Friday and SG shall check the contents of it as soon as SG receives it. In case the contents of the list are different from the Individual Contract (including amendments thereto, if any), SG shall give notice to that effect to NEG within seven (7) business days after SG receives it.

Article 5.    Storage of the products

In case that SG and NEG separately make an agreement, NEG storages the Products sold by NEG to SG in NEG’s [***] warehouse at NEG’s costs and expenses (including storage and handling cost) for up to [***] (hereinafter such storage Products is called “Safety Stock”). In such case, SG shall collect the Safety Stock within such [***] period at [***].

Article 6.    Change of ownership and risks of the products

1)	The ownership of the Products shall be deemed to be transferred from NEG to SG at the moment of deliveries as provided in the Article 4.

2)	The risks of the products shall be deemed to be transferred from NEG to SG at the moment of deliveries as provided in the Article 4.

Article 7.    Prices

The prices of the Products to be delivered during the term of this Agreement shall be as described in the Appendix 1 of this Agreement. The prices of items which are not indicated in Appendix 1 shall be quoted and fixed by both parties.

Article 8.    Payment conditions

SG shall make the payments for the Products shipped by NEG to SG hereunder by telegraphic transfer to a bank account designated by NEG within [***] from the B/L date for such Products except for the Products [***] for which payment shall be made within [***] from the B/L date for such Products.

Article 9.    Guarantee

1)	NEG guarantees only that quality of the Products shall be in conformity with the Quality Agreement undersigned by both parties.

2)

In case of breach of the guarantee stipulated in 1) above, SG may only require NEG, upon prior agreement between both parties, either (i) to replace the Products not in conformity with Quality Agreement or (ii) to reimburse the amount equivalent to the price of the Products not in conformity with Quality Agreement paid or incurred by SG.

3)	NEG shall confirm the Products not in conformity with Quality Agreement within one month from the date when NEG receives the claim from SG.

4)	NEG shall replace the Products within one month from the date when NEG confirms the Products not in conformity with the Quality Agreement or reimburse the amount of equivalent to the price of the Products by paying such amount to SG or deducting such amount from the latest request for payment after NEG confirms the Products not in conformity with the Quality Agreement.

5)	NEG shall be responsible for the SG’s direct and indirect damages suffered from the delay in the deliveries of the Products due to negligence of NEG.

Article 10.     Claims

1)	SG shall send NEG written notice of any claim concerning quality, colour and weight within [***] from the invoice date.

2)

Unless otherwise specifically provided herein, there is no NEG’s liability for any indirect or consequential damages caused to any person or things or any production losses, non-profit etc. incurred by SG arising out of a breach of this Agreement by NEG.

3)

In case SG claims damages incurred by SG arising out of a breach of this Agreement by NEG, SG shall prove NEG’s liability by clear and convincing evidence. SG and NEG shall discuss and determine the amount of SG’s damage to be indemnified by NEG taking into consideration the cause of the damage and the circumstances under which the damage occurred.

Article 11.    Term and Termination

This Agreement shall come into force and effect on 1st of January 2020 and be valid for three (3) years from such effective date. This Agreement shall be renewed if the both parties agree to the terms of the renewal of this Agreement (including the prices and quantities of the Products to be sold by NEG and purchased by SG) and the parties shall discuss and negotiate the terms of the renewal of this Agreement late in 2022.

Article 12.    Transfer of Agreement

Neither party shall assign, transfer or otherwise dispose of this Agreement or any of its rights, interest or obligations hereunder without the prior written consent of the other party.

Article 13.    Force Majeure

1)	If the performance by SG or by NEG of this Agreement or any Individual Contract or any obligation thereunder is prevented, restricted or interfered with by reason of:

(a)

Fire, explosion, breakdown or plant failure of machinery, strike, lock out, labour dispute, casualty or accident, epidemic, cyclone, flood, draught, lack or failure in whole or in part of sources of supply of labour, raw materials, power or transportation facilities; or

(b)	War, revolution, civil commotion, acts of public enemies, terrorism, blockade or embargo; or

(c)	Any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental, or any subdivision, authority or representative of any such government; or

(d)	Any other events, whether similar or dissimilar to those above enumerated, beyond the reasonable control.

2)

The party so affected shall be excused from such performance to the extent of such prevention, restriction or interference by giving prompt notice to the other party. Notwithstanding the foregoing, SG shall not be excused from performance of its obligations to make payment under this Agreement for the Products already supplied.

Article 14.    Default

1)	Without prejudice to any other remedy, either party may terminate this Agreement and/or a whole or part of any Individual Contract immediately in the event of occurrence of one of the following:

(a)	Default by the other party not cured within (30) days from the receipt of written notice specifying the default;

(b)

Bankruptcy, dissolution, suspension of business of the other party or order for forcible execution, preservation or disposition for arrearage against the other party or application against or by the other party for its bankruptcy, composition, liquidation or reorganisation and rehabilitation;

(c)	Taking any corporate action by the other party to authorise any of the foregoing.

2)	Upon the occurrence of any event mentioned in Article 14-1 (a), (b) or (c) on the side of SG or any SG’s Affiliates, all the payments to be made under this Agreement shall become due.

Article 15.    Governing law

This Agreement shall be governed by and construed and interpreted under the laws of Japan.

Article 16.    Arbitration

Any dispute arising out of or in connection with this contract, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre in accordance with the Commercial Arbitration Rules of the Singapore International Arbitration Centre for the time being in force, which rules are deemed to be incorporated by reference in this clause. The seat of the arbitration shall be Singapore. The Tribunal shall consist of three arbitrators, two of them shall be nominated by the respective parties. The language of the arbitration shall be English.

The award of the arbitration shall be final and binding upon the parties hereto.

Article 17.    Changes in this Agreement and Invalid Clause

This Agreement can be modified only in writing by the persons authorized by the parties hereto.

The nullity of one or more clauses of this Agreement does not influence the validity of this Agreement on the whole.

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives as of the day first above written.

Stevanato Group SPA	Nippon Electric Glass Co., Ltd.

Title: CEO	Title: Senior Vice President

/s/ Mr. Franco Stevanato	/s/ Mr. Akira Kishimoto
Signature:	Signature:
Mr. Franco Stevanato	Mr. Akira Kishimoto

[APPENDIX 1]

From [***] until [***]

NEG Shipment basis

Item	Application	O/D	W/T, I/D	Length	Price (CIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
BS Clear	Insulin Cartridge	10.95	9.25	1530	[***]	[***]	[***]	[***]
		11.40	9.60	1540	[***]	[***]	[***]	[***]
		11.45	9.65	1540	[***]	[***]	[***]	[***]	(O/D8, I/D:±0.05)
		11.60	9.70	1540	[***]	[***]	[***]	[***]
	Dental Cartridge	8.65	6.85	1555	[***]	[***]	[***]	[***]
		8.65	6.85	1575	[***]	[***]	[***]	[***]
	Syringe				[***]	[***]	[***]	[***]	Standard size
	Special device	12.00	8.10	1500	[***]	[***]	[***]	[***]	(O/D& I/D:±0.05)
		26.50	23.85	1540	[***]	[***]	[***]	[***]	(O/D& I/D:±0.15)
		29.50	26.70	1520	[***]	[***]	[***]	[***]	(O/D8, I/D:±0.20)
		35.50	31.90	1500	[***]	[***]	[***]	[***]
	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.25	0.50	1500	[***]	[***]	[***]	[***]
		16.40	0.65	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
		22.50	0.70	1500	[***]	[***]	[***]	[***]
	Vial	14.00	1.00	1500	[***]	[***]	[***]	[***]
		14.25	0.95	1500	[***]	[***]	[***]	[***]
		14.50	0.95	1500	[***]	[***]	[***]	[***]
		14.75	0.95	1500	[***]	[***]	[***]	[***]
		14.75	1.00	1500	[***]	[***]	[***]	[***]
		16.00	1.00	1530	[***]	[***]	[***]	[***]
		16.50	1.00	1500	[***]	[***]	[***]	[***]
		16.75	1.10	1500	[***]	[***]	[***]	[***]
		17.75	1.00	1500	[***]	[***]	[***]	[***]
		17.75	1.05	1500	[***]	[***]	[***]	[***]
		18.25	1.10	1500	[***]	[***]	[***]	[***]
		18.50	1.00	1500	[***]	[***]	[***]	[***]
		18.75	0.85	1640	[***]	[***]	[***]	[***]
		20.00	1.00	1640	[***]	[***]	[***]	[***]
		20.75	1.10	1500	[***]	[***]	[***]	[***]
		22.00	1.00	1500	[***]	[***]	[***]	[***]
		21.50	1.05	1500	[***]	[***]	[***]	[***]
		22.00	1.20	1510	[***]	[***]	[***]	[***]
		22.25	1.35	1500	[***]	[***]	[***]	[***]
		22.75	1.00	1500	[***]	[***]	[***]	[***]
		22.75	1.15	1500	[***]	[***]	[***]	[***]
		22.75	1.25	1500	[***]	[***]	[***]	[***]
		23.00	1.15	1520	[***]	[***]	[***]	[***]
		23.50	1.00	1500	[***]	[***]	[***]	[***]
		23.75	1.30	1500	[***]	[***]	[***]	[***]
		24.00	1.00	1500	[***]	[***]	[***]	[***]
		25.50	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.30	1500	[***]	[***]	[***]	[***]
		26.00	1.20	1500	[***]	[***]	[***]	[***]
		26.50	1.10	1500	[***]	[***]	[***]	[***]
		26.75	1.45	1500	[***]	[***]	[***]	[***]
		26.75	1.70	1540	[***]	[***]	[***]	[***]	(OD:±0.25 ID:±0.06)
		27.50	1.20	1500	[***]	[***]	[***]	[***]
		27.50	1.25	1500	[***]	[***]	[***]	[***]
		28.50	1.25	1510	[***]	[***]	[***]	[***]
		29.50	1.20	1500	[***]	[***]	[***]	[***]
		29.50	1.30	1510	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		30.00	1.20	1510	[***]	[***]	[***]	[***]
		30.00	1.50	1500	[***]	[***]	[***]	[***]

Item	Application	O/D	W/T, I/D	Length	Price (CIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
		30.20	1.45	1540	[***]	[***]	[***]	[***]
		32.00	1.30	1530	[***]	[***]	[***]	[***]
		33.45	1.50	1500	[***]	[***]	[***]	[***]
		36.25	1.35	1500	[***]	[***]	[***]	[***]	(OD:±0.40 ID:±0.10)
		38.00	1.50	1635	[***]	[***]	[***]	[***]
		40.00	1.50	1500	[***]	[***]	[***]	[***]
		42.50	1.50	1500	[***]	[***]	[***]	[***]
		47.00	1.70	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1540	[***]	[***]	[***]	[***]
	Vial for “vs molded”	32.00	1.30	1530	[***]	[***]	[***]	[***]
		36.75	1.50	1500	[***]	[***]	[***]	[***]	(OD:±0.50)
		38.00	1.50	1635	[***]	[***]	[***]	[***]

BS-A Amber	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.75	0.55	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
	Vial	23.00	1.20	1500	[***]	[***]	[***]	[***]
		24.00	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.50	1520	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		32.00	1.30	1500	[***]	[***]	[***]	[***]
		35.00	1.50	1500	[***]	[***]	[***]	[***]
		35.50	1.80	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1500	[***]	[***]	[***]	[***]

*	The prices of items which are not indicated in this list shall be quoted and fixed by both parties.

[APPENDIX 1]

From [***] until [***]

NEG Shipment basis

Item	Application	O/D	W/T, I/D	Length	Price (CIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
BS Clear	Insulin Cartridge	10.95	9.25	1530	[***]	[***]	[***]	[***]
		11.40	9.60	1540	[***]	[***]	[***]	[***]
		11.45	9.65	1540	[***]	[***]	[***]	[***]	(O/D& I/D:±0.05)
		11.60	9.70	1540	[***]	[***]	[***]	[***]
	Dental Cartridge	8.65	6.85	1555	[***]	[***]	[***]	[***]
		8.65	6.85	1575	[***]	[***]	[***]	[***]
	Syringe				[***]	[***]	[***]	[***]	Standard size
	Special device	12.00	8.10	1500	[***]	[***]	[***]	[***]	(O/D& I/D:±0.05)
		26.50	23.85	1540	[***]	[***]	[***]	[***]	(O/D& I/D:±0.15)
		29.50	26.70	1520	[***]	[***]	[***]	[***]	(O/D& I/D:±0.20)
		35.50	31.90	1500	[***]	[***]	[***]	[***]
	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	500	[***]	[***]	[***]	[***]
		14.25	0.50	1500	[***]	[***]	[***]	[***]
		16.40	0.65	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
		22.50	0.70	1500	[***]	[***]	[***]	[***]
	Vial	14.00	1.00	1500	[***]	[***]	[***]	[***]
		14.25	0.95	1500	[***]	[***]	[***]	[***]
		14.50	0.95	1500	[***]	[***]	[***]	[***]
		14.75	0.95	1500	[***]	[***]	[***]	[***]
		14.75	1.00	1500	[***]	[***]	[***]	[***]
		6.00	1.00	1530	[***]	[***]	[***]	[***]
		6.50	1.00	1500	[***]	[***]	[***]	[***]
		16.75	1.10	1500	[***]	[***]	[***]	[***]
		17.75	1.00	1500	[***]	[***]	[***]	[***]
		17.75	1.05	1500	[***]	[***]	[***]	[***]
		18.25	1.10	1500	[***]	[***]	[***]	[***]
		18.50	1.00	1500	[***]	[***]	[***]	[***]
		18.75	0.85	1640	[***]	[***]	[***]	[***]
		20.00	1.00	1640	[***]	[***]	[***]	[***]
		20.75	1.10	1500	[***]	[***]	[***]	[***]
		21.50	1.05	1500	[***]	[***]	[***]	[***]
		22.00	1.00	1500	[***]	[***]	[***]	[***]
		22.00	1.20	1510	[***]	[***]	[***]	[***]
		22.25	1.35	1500	[***]	[***]	[***]	[***]
		22.75	1.00	1500	[***]	[***]	[***]	[***]
		22 75	1.15	1500	[***]	[***]	[***]	[***]
		22.75	1.25	1500	[***]	[***]	[***]	[***]
		23.00	1.15	1520	[***]	[***]	[***]	[***]
		23.50	1.00	1500	[***]	[***]	[***]	[***]
		23.75	1.30	1500	[***]	[***]	[***]	[***]
		24.00	1.00	1500	[***]	[***]	[***]	[***]
		25.50	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.30	1500	[***]	[***]	[***]	[***]
		26.00	1.20	1500	[***]	[***]	[***]	[***]
		26.50	1.10	1500	[***]	[***]	[***]	[***]
		26.75	1.45	1500	[***]	[***]	[***]	[***]
		26.75	1.70	1540	[***]	[***]	[***]	[***]	(OD:±0.25 10:±0.06)
		27.50	1.20	1500	[***]	[***]	[***]	[***]
		27.50	1.25	1500	[***]	[***]	[***]	[***]

Item	Application	O/D	W/T, I/D	Length	Price (CIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
		28.50	1.25	1510	[***]	[***]	[***]	[***]
		29.50	1.20	1500	[***]	[***]	[***]	[***]
		29.50	1.30	1510	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		30.00	1.20	1510	[***]	[***]	[***]	[***]
		30.00	1.50	1500	[***]	[***]	[***]	[***]
		30.20	1.45	1540	[***]	[***]	[***]	[***]
		32.00	1.30	1530	[***]	[***]	[***]	[***]
		33.45	1.50	1500	[***]	[***]	[***]	[***]
		36.25	1.35	1500	[***]	[***]	[***]	[***]	(OD:±0.40 ID:±0.10)
		38.00	1.50	1635	[***]	[***]	[***]	[***]
		40.00	1.50	1500	[***]	[***]	[***]	[***]
		42.50	1.50	1500	[***]	[***]	[***]	[***]
		47.00	1.70	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1540	[***]	[***]	[***]	[***]
	Vial for “vs molded”	32.00	1.30	1530	[***]	[***]	[***]	[***]
		36.75	1.50	1500	[***]	[***]	[***]	[***]	(OD:±0.50)
		38.00	1.50	1635	[***]	[***]	[***]	[***]

BS-A Amber	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.75	0.55	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
	Vial	23.00	1.20	1500	[***]	[***]	[***]	[***]
		24.00	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.50	1520	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		32.00	1.30	1500	[***]	[***]	[***]	[***]
		35.00	1.50	1500	[***]	[***]	[***]	[***]
		35.50	1.80	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1500	[***]	[***]	[***]	[***]

*	The prices of items which are not indicated in this list shall be quoted and fixed by both parties.

[APPENDIX 1]

From [***]until [***]*

From [***] until [***]*

*aggregate amount of the products shipped by NEG to SG

NEG Shipment basis

Item	Application	O/D	WIT, I/D	Length	Price JCIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
BS Clear	Insulin Cartridge	10.95	9.25	1530	[***]	[***]	[***]	[***]
		11,40	9.60	1540	[***]	[***]	[***]	[***]
		11.45	9.65	1540	[***]	[***]	[***]	[***]	(O/D& I/D:±0.05)
		11.60	9.70	1540	[***]	[***]	[***]	[***]
	Dental Cartridge	8.65	6.85	1555	[***]	[***]	[***]	[***]
		8.65	6.85	1575	[***]	[***]	[***]	[***]
	Syringe				[***]	[***]	[***]	[***]	Standard size
	Special device	12.00	8.10	1500	[***]	[***]	[***]	[***]	(O/D& I/D:±0.05)
		26.50	23.85	1540	[***]	[***]	[***]	[***]	(O/D& I/D:±0.15)
		29.50	26.70	1520	[***]	[***]	[***]	[***]	(O/D& I/D:±0.20)
		35.50	31.90	1500	[***]	[***]	[***]	[***]
	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.25	0.50	1500	[***]	[***]	[***]	[***]
		16.40	0.65	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
		22.50	0.70	1500	[***]	[***]	[***]	[***]
	Vial	14.00	1.00	1500	[***]	[***]	[***]	[***]
		14.25	0.95	1500	[***]	[***]	[***]	[***]
		14.50	0.95	1500	[***]	[***]	[***]	[***]
		14.75	0.95	1500	[***]	[***]	[***]	[***]
		14.75	1.00	1500	[***]	[***]	[***]	[***]
		16.00	1.00	1530	[***]	[***]	[***]	[***]
		16.50	1.00	1500	[***]	[***]	[***]	[***]
		16.75	1.10	1500	[***]	[***]	[***]	[***]
		17.75	1.00	1500	[***]	[***]	[***]	[***]
		17.75	1.05	1500	[***]	[***]	[***]	[***]
		18.25	1.10	1500	[***]	[***]	[***]	[***]
		18.50	1.00	1500	[***]	[***]	[***]	[***]
		18.75	0.85	1640	[***]	[***]	[***]	[***]
		20.00	1.00	1640	[***]	[***]	[***]	[***]
		20.75	1.10	1500	[***]	[***]	[***]	[***]
		21.50	1.05	1500	[***]	[***]	[***]	[***]
		22.00	1.00	1500	[***]	[***]	[***]	[***]
		22.00	1.20	1510	[***]	[***]	[***]	[***]
		22.25	1.35	1500	[***]	[***]	[***]	[***]
		22.75	1.00	1500	[***]	[***]	[***]	[***]
		22.75	1.15	1500	[***]	[***]	[***]	[***]
		22.75	1.25	1500	[***]	[***]	[***]	[***]
		23.00	1.15	1520	[***]	[***]	[***]	[***]
		23.50	1.00	1500	[***]	[***]	[***]	[***]
		23.75	1.30	1500	[***]	[***]	[***]	[***]
		24.00	1.00	1500	[***]	[***]	[***]	[***]
		25.50	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.30	1500	[***]	[***]	[***]	[***]
		26.00	1.20	1500	[***]	[***]	[***]	[***]

Item	Application	O/D	WIT, I/D	Length	Price JCIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
		26.50	1.10	1500	[***]	[***]	[***]	[***]
		26.75	1.45	1500	[***]	[***]	[***]	[***]
		26.75	1.70	1540	[***]	[***]	[***]	[***]	(OD:±0.25 ID:±0.06)
		27.50	1.20	1500	[***]	[***]	[***]	[***]
		27.50	1.25	1500	[***]	[***]	[***]	[***]
		28.50	1.25	1510	[***]	[***]	[***]	[***]
		29.50	1.20	1500	[***]	[***]	[***]	[***]
		29.50	1.30	1500	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		30.00	1.20	1510	[***]	[***]	[***]	[***]
		30,00	1.50	1500	[***]	[***]	[***]	[***]
		30.20	1.45	1540	[***]	[***]	[***]	[***]
		32.00	1.30	1530	[***]	[***]	[***]	[***]
		33.45	1.50	1500	[***]	[***]	[***]	[***]
		36.25	1.35	1500	[***]	[***]	[***]	[***]	(OD:±0.40 ID:±0.10)
		38.00	1.50	1635	[***]	[***]	[***]	[***]
		40,00	1.50	1500	[***]	[***]	[***]	[***]
		42.5	1.50	1500	[***]	[***]	[***]	[***]
		47.00	1.70	1500	[***]	[***]	[***]	[***]
		50,00	2,00	1540	[***]	[***]	[***]	[***]
	Vial for “vs molded”	32.00	1.30	1530	[***]	[***]	[***]	[***]
		36.75	1.50	1500	[***]	[***]	[***]	[***]	(OD:±0.50)
		38,00	1.50	1635	[***]	[***]	[***]	[***]

BS-A Amber	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.75	0.55	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
	Vial	23.00	1.20	1500	[***]	[***]	[***]	[***]
		24.00	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.50	1520	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		32.00	1.30	1500	[***]	[***]	[***]	[***]
		35.00	1.50	1500	[***]	[***]	[***]	[***]
		35.50	1.80	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1500	[***]	[***]	[***]	[***]

*	The prices of items which are not indicated in this list shall be quoted and fixed by both parties.

[APPENDIX 1]

From [***] until [***]*

From [***] until [***]*

*aggregate amount of the products shipped by NEG to SG

NEG Shipment basis

Item	Application	O/D	W/T, I/D	Length	Price (CIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
BS Clear	Insulin Cartridge	10.95	9.25	1530	[***]	[***]	[***]	[***]
		11.40	9.60	1540	[***]	[***]	[***]	[***]
		11.45	9.65	1540	[***]	[***]	[***]	[***]	(O/D8, I/D:±0.05)
		11.60	9.70	1540	[***]	[***]	[***]	[***]
	Dental Cartridge	8.65	6.85	1555	[***]	[***]	[***]	[***]
		8.65	6.85	1575	[***]	[***]	[***]	[***]
	Syringe				[***]	[***]	[***]	[***]	Standard size
	Special device	12.00	8.10	1500	[***]	[***]	[***]	[***]	(O/D& I/D:±0.05)
		26.50	23.85	1540	[***]	[***]	[***]	[***]	(O/D& I/D:±0.15)
		29.50	26.70	1520	[***]	[***]	[***]	[***]	(O/D& I/D:±0.20)
		35.50	31.90	1500	[***]	[***]	[***]	[***]
	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.25	0.50	1500	[***]	[***]	[***]	[***]
		16.40	0.65	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
		22.50	0.70	1500	[***]	[***]	[***]	[***]
	Vial	14.00	1.00	1500	[***]	[***]	[***]	[***]
		14.25	0,95	1500	[***]	[***]	[***]	[***]
		14.50	0.95	1500	[***]	[***]	[***]	[***]
		14.75	0.95	1500	[***]	[***]	[***]	[***]
		14.75	1.00	1500	[***]	[***]	[***]	[***]
		16.00	1.00	1530	[***]	[***]	[***]	[***]
		16.50	1.00	1500	[***]	[***]	[***]	[***]
		16.75	1.10	1500	[***]	[***]	[***]	[***]
		17.75	1.00	1500	[***]	[***]	[***]	[***]
		17.75	1.05	1500	[***]	[***]	[***]	[***]
		18.25	1.10	1500	[***]	[***]	[***]	[***]
		18.50	1.00	1500	[***]	[***]	[***]	[***]
		18.75	0.85	1640	[***]	[***]	[***]	[***]
		20.00	1.00	1640	[***]	[***]	[***]	[***]
		20.75	1.10	1500	[***]	[***]	[***]	[***]
		21.50	1.05	1500	[***]	[***]	[***]	[***]
		22.00	1.00	1500	[***]	[***]	[***]	[***]
		22.00	1.20	1510	[***]	[***]	[***]	[***]
		22.25	1.35	1500	[***]	[***]	[***]	[***]
		22.75	1.00	1500	[***]	[***]	[***]	[***]
		22.75	1.15	1500	[***]	[***]	[***]	[***]
		22.75	1.25	1500	[***]	[***]	[***]	[***]
		23.00	1.15	1520	[***]	[***]	[***]	[***]
		23.50	1.00	1500	[***]	[***]	[***]	[***]
		23.75	1.30	1500	[***]	[***]	[***]	[***]
		24.00	1.00	1500	[***]	[***]	[***]	[***]
		25.50	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.30	1500	[***]	[***]	[***]	[***]
		26.000	1.20	1500	[***]	[***]	[***]	[***]
		26.50	1.10	1500	[***]	[***]	[***]	[***]

Item	Application	O/D	W/T, I/D	Length	Price (CIF)				Note
					Europe (EUR)	Mexico (USD)	China (USD)	Brasil (USD)
		26.75	1.45	1500	[***]	[***]	[***]	[***]
		26.75	1.70	1540	[***]	[***]	[***]	[***]	(OD:±0.25 ID:±0.06)
		27.50	1.20	1500	[***]	[***]	[***]	[***]
		27.50	1.25	1500	[***]	[***]	[***]	[***]
		28.50	1.25	1510	[***]	[***]	[***]	[***]
		29.50	1.20	1500	[***]	[***]	[***]	[***]
		29.50	1.30	1510	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		30.00	1.20	1510	[***]	[***]	[***]	[***]
		30.00	1.50	1500	[***]	[***]	[***]	[***]
		30.20	1.45	1540	[***]	[***]	[***]	[***]
		32.00	1.30	1530	[***]	[***]	[***]	[***]
		33.45	1.50	1500	[***]	[***]	[***]	[***]
		36.25	1.35	1500	[***]	[***]	[***]	[***]	(OD:±0.40 ID:±0.10)
		38.00	1.50	1635	[***]	[***]	[***]	[***]
		40.00	1.50	1500	[***]	[***]	[***]	[***]
		42.50	1.50	1500	[***]	[***]	[***]	[***]
		47.00	1.70	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1540	[***]	[***]	[***]	[***]
	Vial for “vs molded”	32.00	1.30	1530	[***]	[***]	[***]	[***]
		36.75	1.50	1500	[***]	[***]	[***]	[***]	(OD:±0.50)
		38.00	1.50	1635	[***]	[***]	[***]	[***]

BS-A Amber	Ampoule	10.75	0.50	1500	[***]	[***]	[***]	[***]
		12.75	0.50	1500	[***]	[***]	[***]	[***]
		14.75	0.55	1500	[***]	[***]	[***]	[***]
		17.75	0.60	1500	[***]	[***]	[***]	[***]
	Vial	23.00	1.20	1500	[***]	[***]	[***]	[***]
		24.00	1.20	1500	[***]	[***]	[***]	[***]
		25.50	1.50	1520	[***]	[***]	[***]	[***]
		30.00	1.20	1500	[***]	[***]	[***]	[***]
		32.00	1.30	1500	[***]	[***]	[***]	[***]
		35.00	1.50	1500	[***]	[***]	[***]	[***]
		35.50	1.80	1500	[***]	[***]	[***]	[***]
		50.00	2.00	1500	[***]	[***]	[***]	[***]

*	The prices of items which are not indicated in this list shall be quoted and fixed by both parties.